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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 13, 2004



                         Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        000-50516              13-4104684
------------------------------     -----------------------   ------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
    of Incorporation)                 File Numbers)          Identification No.)


       3 Times Square, 12th Floor
             New York, NY                                             10036
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 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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         (Former name or former address, if changed since last report)




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Item 5. Other Events

     On May 13, 2004, Eyetech Pharmaceuticals, Inc. announced the filing of a registration statement in connection with a proposed secondary offering of selling stockholders. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2004                 EYETECHPHARMACEUTICALS, INC.



                               By:   /s/ Glenn P. Sblendorio
                                    -------------------------
                               Name:  Glenn P. Sblendorio
                               Title: Senior Vice President, Finance
                                      and Chief Financial Officer







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                                 EXHIBIT INDEX


       Exhibit No.     Description
       -----------     -----------

            99.1 Press release dated May 13, 2004 announcing the filing of a registration statement in connection with a proposed secondary offering of selling stockholders.